SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

     THIS   SECOND AMENDMENT TO FINANCING AND SECURITY  AGREEMENT

(this "Agreement") is made as of the 2nd day of January, 1998  by

and   among   ARGUSS  HOLDINGS,  INC.,  a  Delaware   corporation

("Arguss"), WHITE MOUNTAIN CABLE CONSTRUCTION CORP.,  a  Delaware

corporation  ("White Mountain"), CONCEPTRONIC, INC.,  a  Delaware

corporation  ("Conceptronic";  together  with  Arguss  and  White

Mountain,   the   "Borrowers"  and  each   a   "Borrower")    and

NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                            RECITALS

     A.    The  Lender  has made certain loans available  to  the

Borrowers  consisting of  (i) a term loan to White  Mountain  and

Arguss  (the "White Mountain Borrowers")  in the principal amount of  Four  Million Two Hundred Fifty Thousand and  No/100  Dollars

($4,250,000.00) (the "Facility 1 Loan") to be used  to  refinance existing  debt of the White Mountain Borrowers, (ii)  a  line  of credit  in  favor of the White Mountain Borrowers in the  maximum principal  amount  of  Three Million Five  Hundred  Thousand  and

No/100 Dollars ($3,500,000.00) (the "Facility 2 Loan") to be used to finance capital expenditures; (iii) a revolving line of credit in favor of the White Mountain Borrowers in the maximum principal

amount  of   Four  Million and No/100 Dollars ($4,000,000.00)(the

"Facility  3 Loan") to be used for working capital;  and  (iv)  a credit  facility  in  the  amount of  One  Million  Five  Hundred

Thousand  and  No/100 Dollars ($1,500,000.00)  (the  "Facility  4

Loan")  to Arguss and Conceptronic (the "Conceptronic Borrowers")

to be used for working capital.

     B.    The  Loans are governed by that certain Financing  and

Security  Agreement  by and among the Borrowers  and  the  Lender dated  September 11, 1997, which Financing and Security Agreement has been amended by that certain First Amendment to Financing and

Security  Agreement  dated October 6,  1997,  by  and  among  the

Borrowers  and the Lender (the Financing and Security  Agreement,

as   amended  from  time  to  time  is  hereinafter  called,  the

"Financing Agreement").

     C.    All  capitalized terms used herein and  not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     D.     Ronald  D.  Pierce,  Can-Am  Construction,  Inc.,   a

California corporation ("Can-Am"), Arguss and White Mountain have entered into an Agreement and Plan of Merger  (together with  any and  all  amendments,  modifications,  and  supplements  thereto,

restatements  thereof,  and substitutes therefor,  the  "Can-  Am

Purchase Agreement"), pursuant to which Arguss will acquire  Can-

Am  by  means of a merger of  Can-Am with and into White Mountain so  that  White  Mountain is the sole surviving corporate  entity

(the "Can- Am Purchase Transaction").

     E.   Edward A. Schenck, Imel L. Wheat, Jr, Kevin E. Schenck,

Schenck  Construction  of  Alaska, Inc.,  an  Alaska  corporation

("Schenck"),  Arguss  and White Mountain  have  entered  into  an

Agreement  and  Plan  of  Merger  (together  with  any  and   all

amendments,  modifications, and supplements thereto, restatements

thereof,   and   substitutes  therefor,  the  "Schenck   Purchase

Agreement";  together  with the Can-Am  Purchase  Agreement,  the

"Purchase  Agreements") pursuant to which,  Arguss  will  acquire

Schenck  by  means of a merger of Schenck into White Mountain  so that  White Mountain is the sole surviving corporate entity  (the

"Schenck  Purchase Transaction").  In connection with the  Can-Am

Purchase   Transaction  and  the  Schenck  Purchase   Transaction

(collectively,  the "Purchase Transaction"), the  Borrowers  have requested  that the Lender (i) increase the Facility 2 Loan  from

Three   Million   Five  Hundred  Thousand  and   No/100   Dollars

($3,500,000.00) to Six Million and No/100 Dollars ($6,000,000.00)

to  finance  new capital expenditures related to non-real  estate fixed  assets, (ii) increase the principal amount of the Facility

3  Loan  from Four Million and No/100 Dollars ($4,000,000.00)  to

Eight  Million and No/100 Dollars ($8,000,000.00) to  temporarily finance certain shortfalls in working capital, (iii) make a  term loan  ("Facility 5 Loan") in the principal amount of Ten  Million and  No/100 Dollars ($10,000,000.00) to finance a portion of  the

cost   of  the  Purchase  Transaction,  (iv)  make  a  term  loan

("Facility  6  Loan")  in the principal amount  of  Five  Million

Sixteen   Thousand  Nine  Hundred  Eleven  Dollars   and   No/100

($5,016,911.00)  to finance a portion of the cost of the Purchase

Transaction; and (v) make a term loan ("Facility 7 Loan") in  the principal amount of Two Million Four Hundred Thousand and  No/100

Dollars  ($2,400,000.00)  to refinance  existing  long-term  debt related  to non-real estate fixed assets acquired in the Purchase

Transaction,  and the Lender has agreed, on the condition,  among others,  that  this Agreement be executed and  delivered  by  the

Borrowers.

     NOW, THEREFORE, in consideration of the premises, the mutual

agreements   herein  contained,  and  other  good  and   valuable

consideration,  the receipt and sufficiency of which  are  hereby acknowledged,  the  Borrowers and  the  Lender  hereby  agree  as follows:

     1.    Recitals.   The parties hereto acknowledge  and  agree

that  the above Recitals are true and correct in all respect  and that  the same are incorporated herein and made a part hereof  by reference.

     2.    Defined  Terms.   From and after  the  effective  date

hereof,  the  definitions of "Loan", "Loans", "Note" and  "Notes"

set  forth in Section 1.01 of the Financing Agreement are  hereby amended and restated in their entirety as follows:

          "Loan" means a Facility 1 Loan, a Facility 2 Loan, any Facility 2 Term Loan, a Facility 3 Loan, a Facility 4 Loan, a Facility 5 Loan, a Facility 6 Loan, or a Facility 7 Loan, as the case may be, and "Loans" mean the Facility 1 Loan, the Facility 2 Loan, each Facility 2 Term Loan, the Facility 3 Loan, the Facility 4 Loan, the Facility 5 Loan, the Facility 6 Loan and the Facility 7 Loan.

          "Note" means the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, or the Facility 7 Note, as the case may be, and "Notes" mean collectively the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, and the
     Facility 7 Note, and any other promissory note which may from time to time evidence the Obligations.

Except as modified hereby Section 1.01 shall remain unchanged.

     3.    Facility  2  Loan.  From and after the effective  date

hereof, Section 2.02(a) of the Financing Agreement is amended and restated in its entirety as follows:

          SECTION 2.02 The Facility 2 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00) (the "Facility 2 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 2 Loan shall be evidenced by the White Mountain Borrowers' Facility 2 Note dated as of January 2, 1998 (the "Facility 2 Note") payable to the Lender in the form attached hereto as EXHIBIT A-2. Advances under the Facility 2 Loan shall be converted to one or more term loans (the "Facility 2 Term Loans" and each a "Facility 2 Term Loan") at the times and in such amounts as required pursuant to the terms of this Agreement. At the time of each conversion of principal outstanding under the Facility 2 Loan to a Facility 2 Term Loan (each such date being called a "Conversion Date"), the White Mountain Borrowers shall execute and deliver to the Lender a Facility 2 Term Note (each a "Facility 2 Term Note" and collectively, the "Facility 2 Term Notes") payable to the Lender in the form attached hereto as EXHIBIT A-3. The White Mountain Borrowers agree that the outstanding principal amount under the Facility 2 Note shall be converted into fully amortizing term loans on the earlier of
     (i) the date on which the outstanding balance thereof exceeds Two Million and No/100 Dollars ($2,000,000.00), or
     (ii) the date which is six (6) months from the date of the execution and delivery of the Facility 2 Note or the immediately preceding Conversion Date. The Facility 2 Note and each Facility 2 Term Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 2 Note and each Facility 2 Term Note, as the case may be.

     4.    Facility  3  Loan.  From and after the effective  date

hereof, Section 2.03(a) of the Financing Agreement is amended and restated in its entirety as follows:

          SECTION 2.03 The Facility 3 Loan. (a) The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Eight Million and No/100 Dollars ($8,000,000.00) (the "Facility 3 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 3 Loan shall be evidenced by the White Mountain Borrowers' Facility 3 Note dated September 11, 1997, as increased, amended and restated in its entirety by that certain Amended and Restated Revolving Promissory Note dated October 6, 1997 from the White Mountain Borrowers in favor of the Lender, and as further increased, amended and restated in its entirety by that certain Second Amended and Restated Revolving Promissory Note dated January 2, 1998 from the
     White Mountain Borrowers in favor of the Lender in the maximum principal amount of Eight Million and No/100 Dollars ($8,000,000.00) (the "Facility 3 Note") payable to the
     Lender in the form attached hereto as EXHIBIT A-4. The Facility 3 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 3 Note.

     5.    Facility 5 Loan, Facility 6 Loan and Facility 7  Loan.

From  and after the effective date hereof, the following Sections are  added  immediately after Section 2.04  as  Sections  2.04.1,

2.04.2 and 2.04.3 of the Financing Agreement:

          SECTION 2.04.1 The Facility 5 Loan. (a)The Lender agrees to lend to the Borrowers and the Borrowers agree to borrow from the Lender the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) (the "Facility 5 Loan").
     The joint and several obligation of the Borrowers to repay the Facility 5 Loan shall be evidenced by the Borrowers' Promissory Note dated January 2, 1998 (the "Facility 5 Note") payable to the Lender in the form attached hereto as EXHIBIT A-6. The Facility 5 Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in the Facility 5 Note.

               (b) The proceeds of the Facility 5 Loan shall be used by the Borrowers to finance the acquisition of Can-AM and Schenck, and, unless prior written consent of the Lender is obtained, for no other purpose.

               (c) The Borrowers may prepay the principal sum outstanding on the Facility 5 Loan only in accordance with the terms of the Facility 5 Note. Sums borrowed and repaid may not be readvanced.

          SECTION 2.04.2 The Facility 6 Loan. (a) The Lender agrees to lend to the Borrowers and the Borrowers agree to borrow from the Lender the principal sum of Five Million Sixteen Thousand Nine Hundred Eleven Dollars and No/100 ($5,016,911.00) (the "Facility 6 Loan"). The joint and several obligation of the Borrowers to repay the Facility 6 Loan shall be evidenced by the Borrowers' Promissory Note dated January 2, 1998 (the "Facility 6 Note") payable to the Lender in the form attached hereto as EXHIBIT A-7. The Facility 6 Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in the Facility 6 Note.

               (b) The proceeds of the Facility 6 Loan shall be used by the Borrowers to finance the acquisition of Can-Am and Schenck, and, unless prior written consent of the Lender is obtained, for no other purpose.

               (c)    Sums  borrowed  and  repaid  may   not   be
     readvanced.

               (d) In addition to the principal payments required under the Facility 6 Note, the Borrowers shall, make the following mandatory principal prepayments on the Facility 6 Note (each a "Facility 6 Mandatory Prepayment" and collectively, the "Facility 6 Mandatory Prepayments"):

                    (i)    On March 31, 1999, the Borrowers shall
     make a payment in the amount of the Excess Cash Flow for the preceding fiscal year; and

                    (ii) At the time of the completion of the sale of all or substantially all of the assets or stock of Conceptronic, the Borrower shall make a payment in the amount of Five Million and No/100 Dollars ($5,000,000.00).

     The  Borrowers shall pay to the Lender on the date  of  each
     Facility 6 Mandatory Prepayment accrued interest to such date on the amount prepaid. Each Facility 6 Mandatory Prepayment shall be applied to the balance of the Facility 6 Loan due at maturity and then to principal against the principal installments in the inverse order of their maturity. For purposes hereof, "Excess Cash Flow" means for any annual period of determination thereof, an amount equal to fifty percent (50%) of the Borrowers' consolidated net income, plus non-cash charges, less scheduled principal repayments of long term debt for such period, as shown on the annual financial statements for the 1998 fiscal year, furnished to the Lender in accordance with Section 7.01 (a) of this Agreement; or in the event that the Borrowers fail to deliver such financial statements to the Lender as and when required, or the Lender determines in the exercise of its good faith and reasonable discretion, that such financial statements do not accurately reflect the
     Borrowers' financial position for the period covered, the Lender shall estimate, in its sole and absolute discretion, the amount of Excess Cash Flow for such period.

          SECTION 2.04.3 The Facility 7 Loan. (a) The Lender agrees to lend to the Borrowers and the Borrowers agree to borrow from the Lender the principal sum of Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00) (the "Facility 7 Loan"). The joint and several obligation of the Borrowers to repay the Facility 7 Loan shall be evidenced by the Borrowers' Promissory Note dated January 2, 1998 (the "Facility 7 Note") payable to the Lender in the form attached hereto as EXHIBIT A-8. The Facility 7 Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in the Facility 7 Note.

               (b) The proceeds of the Facility 7 Loan shall be used by the Borrowers to finance existing long term debt for non-real estate assets of Can Am and Schenck, and, unless prior written consent of the Lender is obtained, for no other purpose.

               (c) The Borrowers may prepay the principal sum outstanding on the Facility 7 Loan only in accordance with the terms of the Facility 7 Note. Sums borrowed and repaid may not be readvanced.

     6.    Fees.   In consideration of the Lender's agreement  to

make  the Loans described in this Agreement, the Borrowers  shall pay  the  Lender  on  the  date hereof the  following  fees  (the

"Additional Fees"):

          (a)        A  fee in the amount of  one quarter of  one

percent (1/4%) of the increase in amount of the Facility  2  Loan

($6,250);

          (b)        A  fee in the amount of one quarter  of  one

percent (1/4%) of the increase in amount of  the Facility 3  Loan

($10,000);

          (c)       A fee in the amount of one percent (1.0%)  of

the Facility 5 Loan ($100,000);

          (d)   A  fee in the amount of  one half of one  percent

(1/2%)  for the Facility 6 Loan ($25,845.55) (the "Facility 6  Loan

Fee"); and

          (e)   A fee in the amount of one quarter of one percent

(1/4%) for the Facility 7 Loan ($6,000).

Prior  to the date hereof, the Borrowers have already paid $5,500 of the Additional Fees. The Additional Fees are considered earned when paid and are not refundable.  Notwithstanding the foregoing,

the  Lender  agrees that if the unpaid principal balance  of  the

Facility  6  Loan  is  curtailed by not less than  $5,000,000  in excess  of  the  regularly scheduled principal  payments  on  the

Facility  6  Loan,  on or before July 1, 1998,  the  Lender  will recalculate  the Facility 6 Loan Fee as of July 1,  1998,  to  an

amount  equal  to  one  half  of one percent  (1/2%)  of  the  then outstanding principal balance and the Lender will promptly return the  amount  of  the Facility 6 Loan Fee paid in excess  of  such amount to the Borrowers.

     7.    Grant  of  Security  Interest.  The  Borrowers  hereby

assign,  pledge  and  grant to the Lender, and  agrees  that  the

Lender  shall  have a perfected and continuing security  interest in,  and  lien on, all assets of acquired by any of the Borrowers

pursuant   to   the  Purchase  Transaction,  including,   without

limitation:   (a)  Accounts,  chattel paper,  Equipment,  General

Intangibles,   Motor   Vehicles,   documents,   instruments   and

Inventory, Leases (whether or not designated with initial capital letters),  as  those  (whether  or not  designated  with  initial capital  letters),  as  those terms are defined  in  the  Uniform

Commercial Code as presently adopted and in effect in  the  State and  shall  also cover, without limitation, any and all  property specifically included in those respective terms in this Agreement

or  in  the  Financing  Documents;   (b)  returned,  rejected  or

repossessed goods, the sale or lease of which shall have given or shall  give  rise to an Account or Chattel Paper;  (c)  insurance policies  relating  to the foregoing; (d) books  and  records  in whatever  media  (paper,  electronic or  otherwise)  recorded  or stored,  with  respect  to the foregoing and  all  Equipment  and

General  Intangibles necessary or beneficial  to  retain,  access and/or  process  the  information contained in  those  books  and records; and (e) cash and non-cash proceeds and products  of  the foregoing.

     8.       Solvency.   The Borrowers represent that  the  fair

saleable  value  of  each Borrower's assets  (including  goodwill

minus   disposition  costs)  after  completion  of  the  Purchase

Transaction  exceeds  the  fair  value  of  its  liabilities;  no

Borrower  is  left  with  unreasonably small  capital  after  the transactions contemplated by this Agreement; and each Borrower is able to pay its debts (including trade debts) as they mature.

     9.    Additional  Reporting  Requirements.   Notwithstanding

anything  set  forth  in the Financing Agreement,  the  Borrowers agree to provide the Lender with complete copies of titles of all motor  vehicles  and  other  titled equipment  now  or  hereafter acquired  by any Borrower on a semi-annual basis commencing  June

30, 1998.

     10.    Additional  Representations  with  Respect  to   Bulk

Transfer.   The  parties  to the Purchase  Agreements  have  each

complied with any and all Laws governing the transfer of  all  or substantially all of the assets of Can-Am and Schenck, including,

without limitation, any and all bulk transfer laws, so that as of the  date hereof, the assets described in the Purchase Agreements shall  be  transferred to White Mountain free  from  all  claims,

Liens,  encumbrances, and security interests of any nature whatso ever,  except  as otherwise permitted by the Purchase  Agreements and as otherwise disclosed in writing to the Lender.

     11.   Replacement  Notes.   EXHIBITS  A-2  and  A-4  to  the

Financing  Agreement  are being replaced in their  entirety  with

EXHIBITS  A-2  and  A-4  attached  hereto.   The  White  Mountain

Borrowers  shall execute and deliver to the Lender  on  the  date hereof  their Amended and Restated Revolving Promissory  Note  in the  form of EXHIBIT A-2 attached hereto and incorporated  herein by reference (the "Replacement Facility 2 Note") and their Second

Amended and Restated Replacement Revolving Promissory Note in the

form  of  EXHIBIT A-4 attached hereto and incorporated herein  by reference (the "Replacement Facility 3 Note") in substitution for and  not  satisfaction of, the issued and outstanding Facility  2

Note  and  Facility 3 Note; and the Replacement Facility  2  Note

shall  be the "Facility 2 Note" for all purposes of the Financing

Documents  and  the  Replacement Facility 3  Note  shall  be  the

"Facility  3  Note" for all purposes of the Financing  Documents.

The  Notes being substituted pursuant to this Agreement shall  be marked  "Replaced"  and returned to the White Mountain  Borrowers promptly  after  the  execution and delivery of  the  Replacement

Facility 2 Note and Replacement Facility 3 Note  to the Lender.

     12.   Conditions  Precedent.  This  Agreement  shall  become

effective   on  the  date  the  Lender  receives  the   following

documents,  each  of  which  shall be satisfactory  in  form  and substance to the Lender:

          (a)    The  Replacement  Facility  2  Note  issued  and

delivered by the White Mountain Borrowers;

          (b)    The  Replacement  Facility  3  Note  issued  and

delivered by the White Mountain Borrowers;

          (c)   The Facility 5 Note issued and delivered  by  the

Borrowers;

          (d)   The Facility 6 Note issued and delivered  by  the

Borrowers;

          (e)   The Facility 7 Note issued and delivered  by  the

Borrowers;

           (f)        All  documents and instruments  (including,

without  limitation, UCC-1 and UCC-3 statements) required  to  be filed, registered or recorded in order to create, in favor of the

Lender, a perfected Lien in the Collateral (subject only  to  the

Permitted  Liens)  in form and in sufficient number  for  filing,

registration,  and recording in each office in each  jurisdiction

in   which  such  filings,  registrations  and  recordations  are required, and (b) delivered such evidence as the Lender may  deem satisfactory that all necessary filing fees and all recording and other  similar fees, and all Taxes and other expenses related  to such  filings, registrations and recordings will be or have  been paid in full.

          (g)   A  true correct and complete copy of the executed

Purchase  Agreements and any and all other agreements,  documents

or   instruments,  previously,  now  or  hereafter  executed  and delivered by the Borrower, or any other Person in connection with the  Purchase  Agreement  Transaction  (the  "Purchase  Agreement

Documents"), together with a certificate signed by the  Borrowers certifying that the Purchase Agreement Documents furnished to the

Lender  are  true,  correct,  in  full  force  and  effect,   the

provisions thereof have not been in any way modified, amended  or waived  and the Purchase Agreement Transaction has been effected,

closed  and consummated pursuant to, and in accordance with,  the terms and conditions of the Purchase Agreements.

          (h)  True and complete copies of the Articles of Merger

between White Mountain and Can- Am.

          (i)  True and complete copies of the Articles of Merger

between White Mountain and Schenck.

          (j)  The favorable opinion of counsel for the Borrowers

satisfactory to the Lender.

          (k)   Copies  of  the  canceled stock  certificates  of

Schenck and Can-Am from White Mountain.

          (l)   Such  other  information, instruments,  opinions,

documents,  certificates  and reports  as  the  Lender  may  deem necessary.

      13.   Counterparts.  This Agreement may be executed in  any

number  of  duplicate originals or counterparts,  each  of  which duplicate  original  or counterpart shall  be  deemed  to  be  an original and all taken together shall constitute one and the same instrument.

     14.    Financing  Documents;  Governing  Law;   Etc.    This

Agreement  is  one  of  the Financing Documents  defined  in  the

Financing  Agreement  and  shall be  governed  and  construed  in accordance  with the laws of the State of Maryland. The  headings and  captions  in this Agreement are for the convenience  of  the parties only and are not a part of this Agreement.

     15.   Acknowledgments.  The Borrowers hereby confirm to  the

Lender  the enforceability and validity of each of the  Financing

Documents.   In  addition,  the Borrowers  hereby  agree  to  the

execution  and  delivery  of this Agreement  and  the  terms  and provisions,  covenants or agreements contained in this  Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise  limit the liability and obligations of  the  Borrowers under  the  terms  of any of the Financing Documents,  except  as

otherwise   specifically  set  forth  in  this  Agreement.    The

Borrowers  issue, remake, ratify and confirm the representations,

warranties  and  covenants contained in the Financing  Documents.

Nothing  in this Agreement shall be deemed to waive any  defaults existing  under  any of the Financing Documents as  of  the  date hereof.

     16.  Modifications.  This Agreement may not be supplemented,

changed,  waived,  discharged, terminated, modified  or  amended,

except by written instrument executed by the parties.



     IN  WITNESS WHEREOF, the parties have caused this  Agreement to  be  executed and delivered under seal by the duly  authorized representatives as of the date and year first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer


WITNESS/ATTEST:                         WHITE MOUNTAIN CABLE
                                        CONSTRUCTION  CORP.

__________________________
By:_____________________________(SEAL)
                                        Arthur F. Trudel
                                         Vice President

WITNESS/ATTEST:                         CONCEPTRONIC, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Vice President


WITNESS:                                NATIONSBANK, N.A.


__________________________
By:_____________________________(SEAL)
                                         Paul A. Broni
                                         Assistant Vice President